Events occurring after the reporting period	3 Months Ended
Sep. 30, 2021
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

11. Events occurring after the reporting period

On November 19, 2021, the Group entered into a refinancing and expansion of its senior debt facility. The Group’s existing senior debt facility with Hercules Capital, Inc. has been refinanced with a new $90.0 million five-year facility provided by Oaktree Capital Management, L.P. (“Oaktree”). The Oaktree facility provides for up to $90.0 million in borrowings, with the first tranche of $60.0 million drawn on closing, and the remaining $30.0 million available prior to December 31, 2022, subject to certain milestones. Oaktree will receive warrants to purchase 1,769,669 American Depositary Shares (“ADSs”) at US$7.26 per ADS with a seven-year term, the valuation of which will be recognized in the financial statements in the following quarter. The loan has an initial interest only period of three years, at a rate of 9.75% per annum, after which time 40% of the principal is payable over two years and a final payment due no later than November 2026. Proceeds from the Oaktree facility have been used to discharge Mesoblast’s obligations under the Hercules loan. Management does not estimate there to be a material gain or loss on derecognition of the Hercules loan.

There were no other events that have occurred after September 30, 2021 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.